                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer
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independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with
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you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information
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Alternatively, the depositor or any underwriter or any dealer participating in
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                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------

07/14/2006    14:21:06     CARVE Version    70.0     /u/sperbere/deal/pwr13/060707/top23.060714.carve
MSC           MSC          SERIES 2006-TOP23 (S&P/ FITCH) ** RED                       CLASS A4
------------------------------------------------------------------------------------------------------------------------------------

Class             A4              Settlement Date     08/03/2006  Coupon           WAC                  Cusip             N/A
Original Balance  812,132,000.00  Dated Date          08/01/2006  Delay            11                   Yield Table Date  07/14/2006
Current Balance   812,132,000.00  First Payment Date  09/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   09/12/2006  Orig Deal Size   1,613,840,192.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  30
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                         ( _GROUP == 1 )
PREPAY                     CPR 0   (!YM) CPR 50  (!YM) CPR 100   CPR 0               CPR 0     CPR 0      CPR 0       (!YM) CPR 50
DEFAULT                                                                              CDR 1     CDR 1      CDR 2.5     CDR 1.8
ADVANCES                                                                             YES       YES        YES         YES
RECV MNTH                                                                            12        12         12          12
RECV DISTR                                                                           100 1     100 1      100 1       100 1
LOSSES                                                                               0.25      0.5        0.4         0.4
BALL EXT                                                         24 MOS
PREPAY                                                           CPR 0
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------
                 100.1103  5.9370     5.9370        5.9372                 5.9260    5.9361    5.9366     5.9351      5.9358
                 100.1415  5.9327     5.9327        5.9328                 5.9217    5.9317    5.9323     5.9307      5.9314
                 100.1728  5.9283     5.9284        5.9285                 5.9175    5.9273    5.9279     5.9262      5.9270
                 100.2040  5.9240     5.9241        5.9241                 5.9132    5.9230    5.9236     5.9218      5.9226
                 100.2353  5.9197     5.9198        5.9197                 5.9089    5.9186    5.9193     5.9174      5.9182
                 100.2665  5.9154     5.9155        5.9154                 5.9046    5.9142    5.9149     5.9130      5.9139
                 100.2978  5.9111     5.9112        5.9110                 5.9004    5.9099    5.9106     5.9085      5.9095
                 100.3290  5.9068     5.9069        5.9066                 5.8961    5.9055    5.9063     5.9041      5.9051
                 100.3603  5.9025     5.9025        5.9023                 5.8918    5.9012    5.9020     5.8997      5.9007
                 100.3915  5.8982     5.8982        5.8979                 5.8875    5.8968    5.8976     5.8953      5.8963
                 100.4228  5.8939     5.8939        5.8936                 5.8833    5.8925    5.8933     5.8909      5.8919
                 100.4540  5.8896     5.8896        5.8892                 5.8790    5.8881    5.8890     5.8864      5.8875
                 100.4853  5.8853     5.8853        5.8848                 5.8747    5.8838    5.8847     5.8820      5.8832
                 100.5165  5.8810     5.8810        5.8805                 5.8705    5.8794    5.8804     5.8776      5.8788
                 100.5478  5.8767     5.8767        5.8761                 5.8662    5.8751    5.8761     5.8732      5.8744
                 100.5790  5.8725     5.8724        5.8718                 5.8620    5.8707    5.8717     5.8688      5.8700
                 100.6103  5.8682     5.8682        5.8674                 5.8577    5.8664    5.8674     5.8644      5.8657
                 100.6415  5.8639     5.8639        5.8631                 5.8534    5.8620    5.8631     5.8600      5.8613
                 100.6728  5.8596     5.8596        5.8588                 5.8492    5.8577    5.8588     5.8556      5.8569
                 100.7040  5.8553     5.8553        5.8544                 5.8449    5.8534    5.8545     5.8512      5.8525
                 100.7353  5.8510     5.8510        5.8501                 5.8407    5.8490    5.8502     5.8468      5.8482
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                 9.74       9.72          9.56                   9.83      9.58      9.67       9.41        9.50
MOD DURATION @ 100.4228      7.24       7.23          7.14                   7.29      7.15      7.20       7.04        7.10
SPREAD INTERP. @ 100.4228      83         83            83                     82        83        83         83          83

                                                                     Page 1 of 5

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------

07/14/2006     14:21:06     CARVE Version  70.0     /u/sperbere/deal/pwr13/060707/top23.060714.carve
MSC            MSC          SERIES 2006-TOP23 (S&P/ FITCH) ** RED                      CLASS AM
------------------------------------------------------------------------------------------------------------------------------------

Class             AM              Settlement Date     08/03/2006  Coupon           WAC                  Cusip             N/A
Original Balance  161,384,000.00  Dated Date          08/01/2006  Delay            11                   Yield Table Date  07/14/2006
Current Balance   161,384,000.00  First Payment Date  09/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   09/12/2006  Orig Deal Size   1,613,840,192.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  30
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                          (_GROUP == 1)
PREPAY                     CPR 0   (!YM) CPR 50  (!YM) CPR 100   CPR 0               CPR 0     CPR 0      CPR 0       (!YM) CPR 50
DEFAULT                                                                              CDR 1     CDR 1      CDR 2.5     CDR 1.8
ADVANCES                                                                             YES       YES        YES         YES
RECV MNTH                                                                            12        12         12          12
RECV DISTR                                                                           100 1     100 1      100 1       100 1
LOSSES                                                                               0.25      0.5        0.4         0.4
BALL EXT                                                         24 MOS
PREPAY                                                           CPR 0
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------
                 99.8154   5.9794     5.9796         5.9803                5.9551    5.9794    5.9795     5.9795      5.9798
                 99.8466   5.9751     5.9754         5.9760                5.9511    5.9751    5.9752     5.9753      5.9755
                 99.8779   5.9708     5.9711         5.9717                5.9471    5.9708    5.9709     5.9710      5.9712
                 99.9091   5.9666     5.9668         5.9674                5.9431    5.9666    5.9667     5.9667      5.9670
                 99.9404   5.9623     5.9625         5.9631                5.9391    5.9623    5.9624     5.9625      5.9627
                 99.9716   5.9580     5.9583         5.9588                5.9350    5.9580    5.9582     5.9582      5.9584
                 100.0029  5.9538     5.9540         5.9545                5.9310    5.9538    5.9539     5.9540      5.9542
                 100.0341  5.9495     5.9497         5.9502                5.9270    5.9495    5.9496     5.9497      5.9499
                 100.0654  5.9452     5.9455         5.9459                5.9231    5.9453    5.9454     5.9455      5.9456
                 100.0966  5.9410     5.9412         5.9415                5.9191    5.9410    5.9411     5.9412      5.9414
                 100.1279  5.9367     5.9370         5.9372                5.9151    5.9367    5.9369     5.9370      5.9371
                 100.1591  5.9325     5.9327         5.9329                5.9111    5.9325    5.9326     5.9327      5.9329
                 100.1904  5.9282     5.9284         5.9286                5.9071    5.9282    5.9284     5.9285      5.9286
                 100.2216  5.9240     5.9242         5.9243                5.9031    5.9240    5.9241     5.9242      5.9244
                 100.2529  5.9197     5.9199         5.9201                5.8991    5.9197    5.9199     5.9200      5.9201
                 100.2841  5.9155     5.9157         5.9158                5.8951    5.9155    5.9156     5.9157      5.9159
                 100.3154  5.9112     5.9114         5.9115                5.8911    5.9112    5.9114     5.9115      5.9116
                 100.3466  5.9070     5.9072         5.9072                5.8871    5.9070    5.9072     5.9072      5.9074
                 100.3779  5.9027     5.9029         5.9029                5.8832    5.9028    5.9029     5.9030      5.9031
                 100.4091  5.8985     5.8987         5.8986                5.8792    5.8985    5.8987     5.8988      5.8989
                 100.4404  5.8943     5.8944         5.8943                5.8752    5.8943    5.8944     5.8945      5.8947
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                 9.92       9.90           9.78                 10.83      9.92      9.93       9.94        9.92
MOD DURATION @ 100.1279      7.33       7.32           7.25                  7.81      7.33      7.34       7.34        7.33
SPREAD INTERP. @ 100.1279      87         88             88                    85        88        88         88          88

                                                                     Page 2 of 5

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------

07/14/2006     14:21:06     CARVE Version  70.0     /u/sperbere/deal/pwr13/060707/top23.060714.carve
MSC            MSC          SERIES 2006-TOP23 (S&P/ FITCH) ** RED                      CLASS AJ
------------------------------------------------------------------------------------------------------------------------------------

Class             AJ              Settlement Date     08/03/2006  Coupon           WAC                  Cusip             N/A
Original Balance  112,969,000.00  Dated Date          08/01/2006  Delay            11                   Yield Table Date  07/14/2006
Current Balance   112,969,000.00  First Payment Date  09/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   09/12/2006  Orig Deal Size   1,613,840,192.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  30
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                          (_GROUP == 1)
PREPAY                     CPR 0   (!YM) CPR 50  (!YM) CPR 100   CPR 0               CPR 0     CPR 0      CPR 0       (!YM) CPR 50
DEFAULT                                                                              CDR 1     CDR 1      CDR 2.5     CDR 1.8
ADVANCES                                                                             YES       YES        YES         YES
RECV MNTH                                                                            12        12         12          12
RECV DISTR                                                                           100 1     100 1      100 1       100 1
LOSSES                                                                               0.25      0.5        0.4         0.4
BALL EXT                                                         24 MOS
PREPAY                                                           CPR 0
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------
                 99.5935   6.0098     6.0102        6.0129                 5.9721    6.0100    6.0101     6.0121      6.0105
                 99.6248   6.0056     6.0059        6.0086                 5.9683    6.0057    6.0059     6.0079      6.0063
                 99.6560   6.0013     6.0016        6.0043                 5.9645    6.0014    6.0016     6.0037      6.0020
                 99.6873   5.9970     5.9973        6.0000                 5.9607    5.9971    5.9973     5.9995      5.9978
                 99.7185   5.9928     5.9931        5.9957                 5.9569    5.9929    5.9931     5.9952      5.9935
                 99.7498   5.9885     5.9888        5.9914                 5.9532    5.9886    5.9888     5.9910      5.9892
                 99.7810   5.9842     5.9845        5.9871                 5.9494    5.9844    5.9846     5.9868      5.9850
                 99.8123   5.9800     5.9803        5.9828                 5.9456    5.9801    5.9803     5.9826      5.9807
                 99.8435   5.9757     5.9760        5.9785                 5.9418    5.9758    5.9761     5.9784      5.9765
                 99.8748   5.9714     5.9717        5.9742                 5.9380    5.9716    5.9718     5.9741      5.9722
                 99.9060   5.9672     5.9675        5.9699                 5.9342    5.9673    5.9676     5.9699      5.9680
                 99.9373   5.9629     5.9632        5.9656                 5.9304    5.9631    5.9633     5.9657      5.9637
                 99.9685   5.9587     5.9590        5.9613                 5.9266    5.9588    5.9591     5.9615      5.9595
                 99.9998   5.9544     5.9547        5.9571                 5.9229    5.9546    5.9548     5.9573      5.9552
                 100.0310  5.9502     5.9505        5.9528                 5.9191    5.9503    5.9506     5.9531      5.9510
                 100.0623  5.9459     5.9462        5.9485                 5.9153    5.9461    5.9463     5.9489      5.9468
                 100.0935  5.9417     5.9419        5.9442                 5.9115    5.9418    5.9421     5.9447      5.9425
                 100.1248  5.9374     5.9377        5.9399                 5.9078    5.9376    5.9379     5.9405      5.9383
                 100.1560  5.9332     5.9335        5.9357                 5.9040    5.9333    5.9336     5.9363      5.9340
                 100.1873  5.9289     5.9292        5.9314                 5.9002    5.9291    5.9294     5.9321      5.9298
                 100.2185  5.9247     5.9250        5.9271                 5.8964    5.9249    5.9252     5.9279      5.9256
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                 9.95       9.94          9.85                  11.72      9.96      9.98       10.10       9.98
MOD DURATION @ 99.9060       7.34       7.34          7.29                   8.26      7.35      7.36       7.42        7.36
SPREAD INTERP. @ 99.9060       91         91            91                     87        91        91         91          91

                                                                     Page 3 of 5

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------

07/14/2006     14:21:06     CARVE Version  70.0     /u/sperbere/deal/pwr13/060707/top23.060714.carve
MSC            MSC          SERIES 2006-TOP23 (S&P/ FITCH) ** RED                       CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Class             B               Settlement Date     08/03/2006  Coupon           WAC                  Cusip             N/A
Original Balance  32,276,000.00   Dated Date          08/01/2006  Delay            11                   Yield Table Date  07/14/2006
Current Balance   32,276,000.00   First Payment Date  09/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AA/AA           Next Payment Date   09/12/2006  Orig Deal Size   1,613,840,192.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  30
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                          (_GROUP == 1)
PREPAY                     CPR 0   (!YM) CPR 50  (!YM) CPR 100   CPR 0               CPR 0     CPR 0      CPR 0       (!YM) CPR 50
DEFAULT                                                                              CDR 1     CDR 1      CDR 2.5     CDR 1.8
ADVANCES                                                                             YES       YES        YES         YES
RECV MNTH                                                                            12        12         12          12
RECV DISTR                                                                           100 1     100 1      100 1       100 1
LOSSES                                                                               0.25      0.5        0.4         0.4
BALL EXT                                                         24 MOS
PREPAY                                                           CPR 0
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------
                 99.3697   6.0409      6.0412        6.0441                5.9989    6.0409    6.0409     6.0792      6.0521
                 99.4009   6.0366      6.0369        6.0398                5.9951    6.0367    6.0367     6.0757      6.0480
                 99.4322   6.0324      6.0326        6.0355                5.9913    6.0324    6.0324     6.0722      6.0439
                 99.4634   6.0281      6.0284        6.0312                5.9875    6.0281    6.0281     6.0686      6.0399
                 99.4947   6.0239      6.0241        6.0269                5.9837    6.0239    6.0239     6.0651      6.0358
                 99.5259   6.0196      6.0199        6.0226                5.9799    6.0196    6.0196     6.0616      6.0317
                 99.5572   6.0154      6.0156        6.0183                5.9761    6.0154    6.0154     6.0581      6.0276
                 99.5884   6.0111      6.0113        6.0140                5.9723    6.0111    6.0111     6.0546      6.0236
                 99.6197   6.0069      6.0071        6.0097                5.9685    6.0069    6.0069     6.0510      6.0195
                 99.6509   6.0026      6.0028        6.0054                5.9647    6.0026    6.0026     6.0475      6.0155
                 99.6822   5.9984      5.9986        6.0011                5.9610    5.9984    5.9984     6.0440      6.0114
                 99.7134   5.9941      5.9943        5.9968                5.9572    5.9941    5.9941     6.0405      6.0073
                 99.7447   5.9899      5.9901        5.9925                5.9534    5.9899    5.9899     6.0370      6.0033
                 99.7759   5.9856      5.9858        5.9882                5.9496    5.9857    5.9857     6.0335      5.9992
                 99.8072   5.9814      5.9816        5.9839                5.9458    5.9814    5.9814     6.0300      5.9952
                 99.8384   5.9772      5.9773        5.9796                5.9421    5.9772    5.9772     6.0265      5.9911
                 99.8697   5.9729      5.9731        5.9753                5.9383    5.9729    5.9729     6.0229      5.9871
                 99.9009   5.9687      5.9688        5.9711                5.9345    5.9687    5.9687     6.0194      5.9830
                 99.9322   5.9644      5.9646        5.9668                5.9307    5.9645    5.9645     6.0159      5.9790
                 99.9634   5.9602      5.9603        5.9625                5.9270    5.9602    5.9602     6.0124      5.9749
                 99.9947   5.9560      5.9561        5.9582                5.9232    5.9560    5.9560     6.0089      5.9709
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                10.03       10.00          9.87                 11.78     10.03     10.03      13.19       10.68
MOD DURATION @ 99.6822       7.38        7.37          7.30                  8.28      7.38      7.38       8.92        7.72
SPREAD INTERP. @ 99.6822       94          94            94                    89        94        94         97          95

                                                                     Page 4 of 5

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------

07/14/2006     14:21:06     CARVE Version  70.0     /u/sperbere/deal/pwr13/060707/top23.060714.carve
MSC            MSC          SERIES 2006-TOP23 (S&P/ FITCH) ** RED                       CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Class             C               Settlement Date     08/03/2006  Coupon           WAC                  Cusip             N/A
Original Balance  16,139,000.00   Dated Date          08/01/2006  Delay            11                   Yield Table Date  07/14/2006
Current Balance   16,139,000.00   First Payment Date  09/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AA-/AA-         Next Payment Date   09/12/2006  Orig Deal Size   1,613,840,192.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  30
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                          (_GROUP == 1)
PREPAY                     CPR 0   (!YM) CPR 50  (!YM) CPR 100   CPR 0               CPR 0     CPR 0      CPR 0       (!YM) CPR 50
DEFAULT                                                                              CDR 1     CDR 1      CDR 2.5     CDR 1.8
ADVANCES                                                                             YES       YES        YES         YES
RECV MNTH                                                                            12        12         12          12
RECV DISTR                                                                           100 1     100 1      100 1       100 1
LOSSES                                                                               0.25      0.5        0.4         0.4
BALL EXT                                                         24 MOS
PREPAY                                                           CPR 0
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------
                 99.2226   6.0610     6.0615        6.0646                 6.0168    6.0610    6.0743     4.5025      6.0898
                 99.2538   6.0567     6.0572        6.0603                 6.0130    6.0567    6.0703     4.4993      6.0861
                 99.2851   6.0524     6.0529        6.0560                 6.0092    6.0525    6.0663     4.4960      6.0824
                 99.3163   6.0482     6.0486        6.0517                 6.0054    6.0482    6.0622     4.4927      6.0787
                 99.3476   6.0439     6.0444        6.0475                 6.0016    6.0439    6.0582     4.4895      6.0751
                 99.3788   6.0397     6.0401        6.0432                 5.9978    6.0397    6.0542     4.4862      6.0714
                 99.4101   6.0354     6.0359        6.0389                 5.9940    6.0354    6.0502     4.4829      6.0677
                 99.4413   6.0311     6.0316        6.0346                 5.9902    6.0312    6.0462     4.4796      6.0640
                 99.4726   6.0269     6.0273        6.0303                 5.9864    6.0269    6.0422     4.4764      6.0603
                 99.5038   6.0226     6.0231        6.0260                 5.9826    6.0226    6.0382     4.4731      6.0566
                 99.5351   6.0184     6.0188        6.0217                 5.9788    6.0184    6.0342     4.4699      6.0529
                 99.5663   6.0141     6.0146        6.0175                 5.9750    6.0141    6.0302     4.4666      6.0492
                 99.5976   6.0099     6.0103        6.0132                 5.9712    6.0099    6.0262     4.4633      6.0455
                 99.6288   6.0056     6.0061        6.0089                 5.9674    6.0056    6.0222     4.4601      6.0419
                 99.6601   6.0014     6.0018        6.0046                 5.9636    6.0014    6.0182     4.4568      6.0382
                 99.6913   5.9971     5.9976        6.0004                 5.9599    5.9971    6.0142     4.4536      6.0345
                 99.7226   5.9929     5.9933        5.9961                 5.9561    5.9929    6.0102     4.4503      6.0308
                 99.7538   5.9886     5.9891        5.9918                 5.9523    5.9887    6.0062     4.4471      6.0272
                 99.7851   5.9844     5.9849        5.9876                 5.9485    5.9844    6.0022     4.4438      6.0235
                 99.8163   5.9801     5.9806        5.9833                 5.9447    5.9802    5.9982     4.4406      6.0198
                 99.8476   5.9759     5.9764        5.9790                 5.9410    5.9759    5.9942     4.4373      6.0161
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                10.03      10.03          9.94                  11.78     10.03     10.92      15.32       12.29
MOD DURATION @ 99.5351       7.38       7.38          7.33                   8.28      7.38      7.84       9.62        8.52
SPREAD INTERP. @ 99.5351       96         96            96                     91        96        97        -61          98

                                                                     Page 5 of 5

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